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                                   Schedule Y
   Information Concerning Activities of Insurer Members of a Holding Company

Part 1 - Organizational Chart
31-Dec-04

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
Fortis (SA/NV) and
 Fortis N.V.                   Owns 100% of Fortis Utrecht                                     NETHERLANDS

Fortis Utrecht                 Owns 75% of Fortis Insurance N.V.                               NETHERLANDS

Fortis Bank S.A./N.V.          Owns 25% of Fortis Insurance N.V.                               NETHERLANDS

Fortis (SA/NV) and
 Fortis N.V.                   Owns 35% of Assurant, Inc.                                      FEI 39-1126612 - DE

Assurant, Inc.
                               Owns 1% of Dental Health Alliance, LLC                          FEI 13-3830846 - DE
                               Owns 100% of Core, Inc.                                         FEI 04-2828817 - MA
                               Owns 100% of Dental Care Holdings, Inc.                         FEI 13-4195935 - DE
                               Owns 100% of FamilySide, Inc.                                   CANADA
                               Owns 100% of First Fortis Life Insurance Company                FEI 13-2699219; NAIC 81477 - NY
                               Owns 100% of Florida Office Corp.                               FEI 13-3896525 - DE
                               Owns 100% of Fortis Family, Inc.                                FEI  58-2315775 - GA
                               Owns 100% of Fortis Legacy Place, Inc.                          FEI 13-3882719 - DE
                               Owns 100% of Insureco, Inc.                                     FEI 33-0658229 - CA
                               Owns 100% of Interfinancial Inc.                                FEI 13-3036467 - GA
                               Owns 100% of Jacksonville Apartments, Inc.                      FEI 13-3868664 -DE

Core, Inc.
                               Owns 100% of Disability Reinsurance Management
                                Services, Inc.                                                 FEI 01-0483086 - DE
                               Owns 100% of SSDC, Corp.                                        FEI 38-3357459 - DE

Dental Care Holdings,
 Inc.
                               Owns 100% of Denticare of Alabama, Inc.                         FEI 59-3063687 - AL
                               Owns 100% of Denticare, Inc.  (KY)                              FEI 59-2228719; NAIC 96200 - KY
                               Owns 100% of Denticare, Inc. (FL)                               FEI 59-1652450; NAIC 52016 - FL
                               Owns 100% of Fortis Benefits DentalCare of New Jersey, Inc.     FEI 52-1565653; NAIC 11244 - NJ
                               Owns 100% of Fortis Benefits DentalCare of Wisconsin, Inc.      FEI 39-1586450; NAIC 95129 - WI
                               Owns 100% of Georgia Dental Plan, Inc.                          FEI 58-1909945 - GA
                               Owns 100% of International Dental Plans, Inc.                   FEI 59-2327793; NAIC 52011 - FL
                               Owns 100% of UDC Dental California, Inc. dba United Dental
                                Care of California                                             FEI 33-0360239; NAIC 52031 - CA
                               Owns 100% of UDC Ohio, Inc.                                     FEI 74-2609036; NAIC 52022 - OH
                               Owns 100% of United Dental Care Insurance Company               FEI 86-0538651; NAIC 97870 - AZ
                               Owns 100% of United Dental Care of Arizona, Inc.                FEI 86-0517444; NAIC 47708 - AZ
                               Owns 100% of United Dental Care of Colorado, Inc.               FEI 86-0631335; NAIC 52032 -CO
                               Owns 100% of United Dental Care of Michigan, Inc.               FEI 38-2833988;cMAIC 11111 - MI
                               Owns 100% of United Dental Care of Nebraska, Inc.               FEI 47-0676044; NAIC 52033 - NE
                               Owns 100% of United Dental Care of New Mexico, Inc.             FEI 86-0384270; NAIC 47042 - NM
                               Owns 100% of United Dental Care of Pennsylvania, Inc.           FEI 75-2635406; NAIC 47014 - PA
                               Owns 100% of United Dental Care of Texas, Inc.                  FEI 75-2076282; NAIC 95142 - TX
                               Owns 100% of United Dental Care of Utah, Inc.                   FEI 75-2635404; NAIC 95450 - UT
                               Owns 100% of United Dental Care, Inc.                           FEI 63-1197769 - DE

United Dental Care, Inc.
                               Owns 100% of Denticare of Oklahoma, Inc.                        FEI 73-1153844; NAIC 47023 - OK
                               Owns 100% of UDC Life and Health Insurance Company              FEI 73-1394955; NAIC 65929 - OK
                               Owns 100% of United Dental Care of Missouri, Inc.               FEI 75-2481527; NAIC 47044 - MO

Insureco, Inc.
                               Owns 100% of Assurant Reinsurance of Turks & Caicos, Ltd.       TURKS & CAICOS
                               Owns 100% of Insureco Services, Inc.                            FEI 95-2698862 - CA

Insureco Services, Inc.
                               Owns 100% of Insureco Adjusters, Inc.                           FEI 95-2818626 - CA
                               Owns 100% of Insureco Agency & Insurance Services, Inc. (CA)    FEI 95-3097622 - CA

Interfinancial Inc.
                               Owns 100% of American Security Insurance Company                FEI 58-1529575; NAIC 42978 - DE
                               Owns 100% of Fortis Benefits Insurance Company                  FEI 81-0170040; NAIC 70408 - IA
                               Owns 100% of Fortis Insurance Company                           FEI 39-0658730; NAIC 69477 - WI
                               Owns 100% of John Alden Financial Corporation                   FEI 59-2840712 - DE
                               Owns 100% of United Family Life Insurance Company               FEI 13-3036472; NAIC 91693 - GA
                               Owns 100% of Washington Security Insurance Company              FEI 20-0485678; NAIC 11971 - DC

American Security
 Insurance Company
                               Owns 100% of Standard Guaranty Insurance Company                FEI 58-1529579; NAIC 42986 - DE
                               Owns 100% of Union Security Life Insurance Company              FEI 58-1529581; NAIC 98884 - DE

Fortis Benefits
 Insurance Company
                               Owns 99% of Dental Health Alliance, LLC                         FEI 13-3830846 - DE
                               Owns 100% of Gala, Inc.                                         FEI 63-1115291 - AL


John Alden Financial
 Corporation
                               Owns 100% of John Alden Life Insurance Company                  FEI 41-0999752; NAIC 65080 - WI
                               Owns 100% of JA Services, Inc.                                  FEI 65-0040859 - DE

John Alden Life
 Insurance Company
                               Owns 100% of North Star Marketing Corporation                   FEI 59-2394561 - OH

JA Services, Inc.
                               Owns 100% of John Alden Service Warranty Corporation            FEI 65-0362333 - DE
                               Owns 100% of John Alden Service Warranty Corporation of Florida FEI 65-0362330 - FL
                               Owns 100% of John Alden Systems Company                         FEI 41-0946005 - MN
                               Owns 100% of NSM Sales Corporation                              FEI 65-0416844 - NV

Fortis Insurance Company
                               Owns 100% of National Insurance Institute, LLC                  FEI 83-0408679 - WI


United Family Life
 Insurance Company
                               Owns 100% of American Bankers Insurance Group                   FEI 59-1985922- FL
                               Owns 100% of American Memorial Life Insurance Company           FEI 46-0260270; NAIC 67989- SD

American Bankers
 Insurance Group, Inc.
                               Owns 100% of 3468704 Canada, Inc.                               CANADA
                               Owns 100% of American Bankers Dominicana, S.A.                  DOMINICAN REPUBLIC
                               Owns 100% of American Bankers Capital, Inc.                     FEI 59-2731675 - DE
                               Owns 100% of American Bankers Financial Services, L.L.C.        FEI 38-3443906 - MI
                               Owns 100% of American Bankers Insurance Company of Florida      FEI 59-0593886; NAIC 10111- FL
                               Owns 100% of Assurant Services Ireland, Ltd.                    IRELAND
                               Owns 100% of American Bankers International Division, Inc.      FEI 66-0568288 - PR
                               Owns 100% of American Bankers Life Assurance Company of Florida FEI 59-0676017; NAIC 60275 - FL
                               Owns 100% of American Bankers Management Company, Inc           FEI 65-0597010 - FL
                               Owns 100% of American Bankers Sales Corporation, Inc.           FEI 59-1967729 - FL
                               Owns 100% of American Reliable Insurance Company                FEI 41-0735002; NAIC 19615 - AZ
                               Owns 100% of Assurant Group, Ltd.                               UNITED KINGDOM
                               Owns 100% of Assurant Membership Services, Inc.                 CANADA
                               Owns 100% of Assurant Services Denmark A/S                      DENMARK
                               Owns 100% of Bankers Atlantic Reinsurance Company               FEI 98-0152782 - TURKS & CAICOS
                               Owns 100% of Federal Warranty Service Corporation               FEI 36-3596362 - IL
                               Owns 100% of Financial Exchange, Inc.                           FEI 75-1391092 - TX
                               Owns 100% of Guardian Investment Services, Inc.                 FEI 59-2720545 - FL
                               Owns 100% of International Financial Group, Inc.                FEI 75-2533456 - TX
                               Owns 100% of MSDiversified Corp.                                FEI 64-0660045 - MS
                               Owns 100% of National Insurance Agency                          FEI 59-1357775 - FL
                               Owns 100% of Quail Roost Properties, Inc.                       FEI 59-1414202 - FL
                               Owns 100% of Roadgard Motor Club, Inc.                          FEI 59-2192619 - FL
                               Owns 100% of Sureway, Inc.                                      FEI 59-1532747 - DE
                               Owns 100% of Voyager Group, Inc.                                FEI 59-1236556 - FL
                               Owns 100% of Voyager Service Warranties, Inc.                   FEI 59-2675787 - FL

American Bankers
 Insurance Company of
 Florida
                               Owns 100% of American Bankers General Agency, Inc.              FEI 74-2135158 - TX

American Bankers
 International Division,
 Inc.
                               Owns 49% of Assurant Danos Mexico S.A.                          MEXICO
                               Owns 1% of Assurant Seguradora S.A.                             BRASIL
                               Owns 1% of Assurant Services Brasil, Limitada                   BRASIL
                               Owns 2% of Assurant Servicios de Mexico, S.A. de CV             MEXICO
                               Owns 49% of Assurant Vida Mexico S.A.                           MEXICO
                               Owns 74% of Caribbean American Property Insurance Company       FEI 66-0481184; NAIC 30590 - PR
                               Owns 100% of ABIG Holding de Espana, S.L.                       SPAIN
                               Owns 100% of Caribbean American Insurance Agency Company        FEI 66-0520042 - PR
                               Owns 100% of Caribbean American Life Assurance Company          FEI 66-0448783; NAIC 73156 - PR

ABIG Holding
 de Espana, S.L.
                               Owns 99% of American Bankers Argentina Compania
                                de Seguros, S.A.                                               ARGENTINA
                               Owns 51% of Assurant Danos Mexico S.A.                          MEXICO
                               Owns 100% of Assurant Holding de Puerto Rico, Inc.              PUERTO RICO
                               Owns 99% of Assurant Seguradora S.A.                            BRASIL
                               Owns 99% of Assurant Services Brasil, Limitada                  BRASIL
                               Owns 98% of Assurant Servicios de Mexico, S.A. de CV            MEXICO
                               Owns 51% of Assurant Vida Mexico S.A.                           MEXICO

American Bankers
 Management Company, Inc.
                               Owns 100% of Consumer Assist Network Association, Inc.          FEI 65-0597011 -  DE

Assurant Group LTD
                               Owns 100% of Bankers Insurance Company, Ltd.                    UNITED KINGDOM
                               Owns 100% of Bankers Life Assurance Company, Ltd.               UNITED KINGDOM


Bankers Insurance
 Company, Ltd.
                               Owns 100% of Bankers Insurance Service Company, Limited         UNITED KINGDOM

Caribbean American Life
 Assurance Company
                               Owns 26% of Caribbean American Property Insurance Company       FEI 66-0481184; NAIC 30590 - PR

American Bankers General
 Agency, Inc.
                               Controls thru a management agreement -
                                Reliable Lloyds Insurance Company                              FEI 74-2289453; NAIC 28843 - TX


Federal Warranty Service
 Corporation
                               Owns 100% of Assurant Services Canada, Inc.
                                (fka Federal Warranty Service)                                 CANADA
                               Owns 80% of Service Delivery Advantage, LLC                     FEI 61-1455870; IL

Financial Exchange, Inc.       Attorney in fact for:  Financial Insurance Exchange             FEI 75-1391093; NAIC 18570 - TX

Guardian Investment
 Services, Inc.
                               Owns 1% of American Bankers Argentina Compania
                                de Seguros, S.A.                                               ARGENTINA

International Financial
 Group
                               Owns 100% of American Association for Financial
                                Institution Services                                           FEI 75-2337610 - TX
                               Owns 100% of PAS Financial Group, Inc.                          FEI 75-2321226 - TX

MSDiversified Corp.
                               Owns   61% of MS Casualty Insurance Co.                         FEI 64-0681628; NAIC 15008 - MS
                               Owns 100% of MS Financial Services, Inc.                        FEI 64-0779440 - MS
                               Owns 100% of MS Life Insurance Company                          FEI 86-0275686; NAIC 83380 - MS
                               Owns 100% of MS Loan Center, Inc.                               FEI 64-0847246 - MS
                               Owns 100% of United Service Protection Corporation              FEI 64-0906751 - DE
                               Owns 100% of United Service Protection, Inc.                    FEI 59-1794848 - FL

MS Financial Services,
 Inc.
                               Owns 100% of United Service Protection (Canada) Corporation     CANADA

MS Life Insurance
 Company
                               Owns 21% of Commerce National Insurance Co.                     FEI 64-0759872; NAIC 82767 - MS
                               Owns 100% of Life Insurance Company of Mississippi              FEI 64-0614963; NAIC 89133 - MS
                               Owns 39% of MS Casualty Insurance Co.                           FEI 64-0681628; NAIC 15008 - MS
                               Owns 67% common shares of MS Diversified Life Insurance         FEI 64-0740613; NAIC 78310 - MS

Sureway, Inc.
                               Owns 100% of Guardian Travel, Inc.                              FEI 59-2519974 - FL

Voyager Group Inc.
                               Owns 100% of Voyager American Insurance Company, Ltd.           FEI 65-0508336 - Turks & Caicos
                               Owns 100% of Voyager Indemnity Insurance Company                FEI 58-1455416; NAIC 40428 - GA
                               Owns 100% of Voyager Property and Casualty Insurance Company    FEI 57-0665589; NAIC 35971 - SC
                               Owns 100% of Voyager Service Programs Inc.                      FEI 59-3110220 - FL
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